Supplement dated June 7, 2002
                                                 To Prospectus dated May 1, 2002

                             TRAVELERS INDEX ANNUITY

THIS SUPPLEMENT PERTAINS TO THE PROSPECTUSES DATED MAY 1, 2002 FOR THE TRAVELERS FUND BD III FOR VARIABLE ANNUITIES AND FOR THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES.


The Withdrawal Charge provision on page 16 of the prospectus is amended by deleting the last paragraph of that section and replacing it with the following new paragraph:

     We will not deduct a withdrawal charge:

     o due to the death of the contract owner or the annuitant (with no contingent annuitant surviving); or

     o due to a minimum distribution under our minimum distribution rules then in effect.




L-12971